This copy of the document filed as an Exhibit excludes certain identified information because such information is both (i) not material and (ii) would likely cause competitive harm if publicly disclosed. Omissions are designated by the symbol […***…]. Page 1 BOEING PROPRIETARY PURCHASE AGREEMENT NUMBER PA-05130 between THE BOEING COMPANY and ALLEGIANT AIR, LLC relating to BOEING MODELS 737-8-200 and 737-7 AIRCRAFT

WJE-PA-05130 Page 2 BOEING PROPRIETARY TABLE OF CONTENTS ARTICLES Article 1. Quantity, Model and Description .................................................... Article 2. Delivery Schedule........................................................................... Article 3. Price ............................................................................................... Article 4. Payment ......................................................................................... Article 5. Additional Terms............................................................................. TABLE 1A. Aircraft Information Table: Model 737-8-200 ................................... 1B. Aircraft Information Table: Model 737-7 .......................................... EXHIBIT A1. Aircraft Configuration: Model 737-8-200 ........................................ A2. Aircraft Configuration: Model 737-7 ................................................ B. Aircraft Delivery Requirements and Responsibilities ...................... SUPPLEMENTAL EXHIBITS AE1. Airframe and Optional Features Escalation Adjustment ................. BFE1. BFE Variables ................................................................................. CS1. Customer Support Variables ........................................................... EE1. Engine Escalation Adjustment, Engine Warranty and Patent Indemnity ........................................................................................ SLP1. Service Life Policy Components .....................................................

WJE-PA-05130 Page 3 BOEING PROPRIETARY LETTER AGREEMENTS LA-2101477 […***…] LA-2101479 […***…] LA-2101478 […***…] LA-2105503 […***…] LA-2101481 […***…] LA-2101482 […***…] LA-2101483 […***…] LA-2101485 […***…] LA-2101487 […***…] LA-2101488 […***…] LA-2101489 […***…] LA-2101490 […***…] LA-2101491 […***…] LA-2103907 […***…] LA-2103908 […***…] LA-2103909 […***…] LA-2103923 […***…] LA-2103924 […***…] LA-2103925 […***…] LA-2103930 […***…] LA-2104982 […***…] LA-2104792 […***…] LA-2105122 […***…] LA-2105267 […***…]

WJE-PA-05130 Page 4 BOEING PROPRIETARY LA-2105268 […***…] LA-2105443 […***…]

WJE-PA-05130 Page 5 BOEING PROPRIETARY PURCHASE AGREEMENT NO. PA-05130 between THE BOEING COMPANY and ALLEGIANT AIR, LLC This Purchase Agreement No. PA-05130 between The Boeing Company, a Delaware corporation, (Boeing) and Allegiant Air, LLC, a State of Nevada limited liability company, (Customer), binding and in full force and effect on the date executed below (Effective Date), relating to the purchase and sale of Models 737-8-200 and 737-7 aircraft together with all tables, exhibits, supplemental exhibits, letter agreements and other attachments thereto, if any, (Purchase Agreement) incorporates the terms and conditions (except as specifically set forth below) of the Aircraft General Terms Agreement dated as of December 31, 2021 between the parties, identified as WJE-AGTA (AGTA). Quantity, Model and Description. The aircraft to be delivered to Customer will be designated as Model 737-8-200 (737-8-200 Aircraft) and Model 737-7 aircraft (737-7 Aircraft) (collectively, Aircraft). Boeing will manufacture and sell to Customer Aircraft conforming to the configuration described […***…]in the quantities listed […***…]to the Purchase Agreement. Delivery Schedule. The scheduled months of delivery of the Aircraft are listed in the […***…]. Exhibit B describes certain responsibilities for both Customer and Boeing in order to accomplish the delivery of the Aircraft. Price. Aircraft Basic Price. The Aircraft Basic Price […***…]and is subject […***…] in accordance with the terms of this Purchase Agreement. Airframe Price. The Airframe Price […***…] includes the engine price […***…]. Advance Payment Base Prices. The Advance Payment Base Prices […***…] to Boeing on the date of this Purchase Agreement projected to the month of scheduled delivery. Payment. Boeing acknowledges receipt of a deposit in the amount […***…] for each Aircraft (Deposit).

4.2 The standard advance payment schedule for the Model 737-8-200 and 737-7 aircraft requires Customer to make certain advance payments, […***…] the Advance Payment Base Price of each Aircraft […***…], less the Deposit, due within […***…] of the Effective Date. […***…] advance payments for each Aircraft are due as specified in and on the first business day of the months listed […***…].

4.3 For any Aircraft whose scheduled month of delivery […***…] from the Effective Date, the total amount of advance payments due within […***…] of the Effective Date […***…] which are […***…] in accordance with the standard advance payment schedule set forth in […***…].

4.4 Customer will pay the balance of the Aircraft Price of each Aircraft at delivery.

5. Additional Terms.

5.1 Aircraft Information Table. Table 1 consolidates information contained in Articles 1, 2, 3 and 4 with respect to (i) quantity of Aircraft, (ii) applicable Detail Specification, (iii) month and year of scheduled deliveries, (iv) Aircraft Basic Price, (v) applicable escalation factors and (vi) Advance Payment Base Prices and advance payments and their schedules.

5.2 Airframe and Optional Features Escalation Adjustment. Supplemental Exhibit AE1 contains the applicable airframe and optional features escalation formula.

5.3 Buyer Furnished Equipment Variables. Supplemental Exhibit BFE1 contains supplier selection dates, on-dock dates and other variables applicable to the Aircraft.

5.4 Customer Support Variables. Information, training, services and other things furnished by Boeing in support of introduction of the Aircraft into Customer's fleet are described in Supplemental Exhibit CS1. If Customer obtains, or is set to obtain, duplicative training and planning assistance from that set out in Supplemental Exhibit CS1, then Boeing may adjust Supplemental Exhibit CS1 accordingly.

5.5 Engine Escalation Adjustment. Supplemental Exhibit EE1 contains: a) the engine escalation formula applicable to the Engine Price when such Engine Price is separately specified in Table 1, and b) the engine warranty and the engine patent indemnity for the Aircraft.

5.6 Service Life Policy Component Variables. Supplemental Exhibit SLP1 lists the SLP Components covered by the Service Life Policy for the Aircraft.

5.7 Public Announcement. Any public announcement of the Purchase Agreement will be mutually agreed upon (including agreement on timing) between Customer and Boeing; subject, however, to the legal obligations of Boeing and Customer (and its parent company) to make public announcements and filings with respect to certain and material events and the timing thereof. Each party shall notify the other in advance if any announcement or filing is required.

5.8 Negotiated Agreement; Entire Agreement. This Purchase Agreement, including the provisions of Article 8.2 of the AGTA relating to insurance, and Article 11 of Part 2 of Exhibit C of the AGTA relating to DISCLAIMER AND RELEASE and

WJE-PA-05130 Page 6

BOEING PROPRIETARY

WJE-PA-05130 Page 7 BOEING PROPRIETARY EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES, […***…]. This Purchase Agreement, including the AGTA, contains the entire agreement between the parties and supersedes all previous proposals, understandings, commitments or representations whatsoever, oral or written, and may be changed only in writing signed by authorized representatives of the parties. Boeing Confidentiality. The confidentiality provisions applicable to Customer contained in this Purchase Agreement, its Exhibits, Supplemental Agreements and Letter Agreements will be reciprocal and the terms of such confidentiality provisions applicable to Customer will apply with equal effect to Boeing. For the purpose of making such confidentiality provisions reciprocal to Boeing, "Boeing" will be defined as The Boeing Company, its divisions, subsidiaries, and affiliates. Additionally, Boeing will be permitted to disclose information to the applicable engine manufacturer, provided that such disclosure is limited to only such information as is necessary for the purpose of helping Boeing perform its obligations under the Purchase Agreement and such engine manufacturer has duty of or has agreed to non-disclosure thereof. AGREED AND ACCEPTED this Date THE BOEING COMPANY ALLEGIANT AIR, LLC Signature Signature […***…] Printed name Printed name Attorney-in-Fact Title Title